THE WRIGHT ASSET ALLOCATION TRUST

                            Supplement to Prospectus

                                       of

                     Wright Managed Growth with Income Fund

                                dated May 1, 2002

The Trustees of the Wright Asset Allocation Trust (the "Trust") have approved the liquidation of the Wright Managed Growth with Income Fund (the "Fund"), which is expected to be effectuated on December 13, 2002, and the subsequent termination of the Trust. Therefore, as of the date of this Prospectus
Supplement, no additional shares of the Fund will be available for purchase. Contact Wright Investors' Service Distributors, Inc., the Fund's principal underwriter, at 1-800-888-9471 for more information.

Prior to the Fund's liquidation, all or a substantial portion of its assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the Fund may not be able to achieve its investment objective.

November 15, 2002